                                                                      EXHIBIT 25
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                                   FORM T-l

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)          [_]

                               -----------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

48 Wall Street, New York, N.Y.                     10286
(Address of principal executive offices)           (Zip code)

                               -----------------

                                  SALOMON INC
              (Exact name of obligor as specified in its charter)

Delaware                                           22-1660266
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

Seven World Trade Center                           10048
New York, New York                                 (Zip code)
(Address of principal executive offices)

                              ------------------

                                Debt Securities
                      (Title of the indenture securities)


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1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

   (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.
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             Name                                         Address
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Superintendent of Banks of the State of        2 Rector Street, New York,
New York                                       N.Y. 10006, and Albany, N.Y.
                                               12203

Federal Reserve Bank of New York               33 Liberty Plaza, New York,
                                               N.Y. 10045

Federal Deposit Insurance Corporation          Washington, D.C. 20549

New York Clearing House Association            New York, New York

   (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

   Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIA-
   TION.

   None. (See Note on page 3.)

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND RULE 24 OF THE COMMISSION'S RULES OF PRACTICE.

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-l filed with Registration Statement No. 33-6215,Exhibits la and lb to Form T-l filed with Registration Statement No. 33-21672and Exhibit 1 to Form T-l filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-l filed with Registration Statement No. 33-31019.)

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    6. The consent of the Trustee required by Section 321(b) of the Act.
       (Exhibit 6 to Form T-l filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                     NOTE

    Inasmuch as this Form T-l is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

    Item 2 may, however, be considered as correct unless amended by an amend-ment to this Form T-l.

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                                   SIGNATURE

   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of January, 1994.


                                               THE BANK OF NEW YORK


                                        By:  /s/Robert F. McIntyre
                                           -------------------------------
                                           Name: Robert F. McIntyre
                                           Title: ASSISTANT VICE PRESIDENT

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                                                                       Exhibit 7
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                      CONSOLIDATED REPORT OF CONDITION OF

                              THE BANK OF NEW YORK

                    OF 48 WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES

a member of the Federal Reserve System at the close of business September 30, 1993 published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                 DOLLAR AMOUNTS
                                                                  IN THOUSANDS
                                                                 --------------
ASSETS
Cash and balances due from depository institutions
 Noninterest-bearing balances and currency and coin............   $ 4,112,299
 Interest-bearing balances.....................................       607,187
Securities.....................................................     3,712,310
Federal funds sold in domestic offices of the bank.............       613,944
Loans and lease financing receivables
 Loans and leases net of unearned income.............23,923,315
 Less Allowance for loan and lease losses...............800,277
 Less Allocated transfer risk reserve....................35,768
 Loans and leases net of unearned income allowance and reserve.    23,087,270
Assets held in trading accounts................................       959,333
Premises and fixed assets (including capitalized leases).......       664,500
Other real estate owned........................................       102,235
Investments in unconsolidated subsidiaries and associated com-
 panies........................................................       170,664
Customers liability to this bank on acceptances outstanding....       909,084
Intangible assets..............................................        45,858
Other assets...................................................     1,562,551
                                                                  -----------
Total assets...................................................   $36,547,235
                                                                  ===========
LIABILITIES
Deposits
 In domestic offices...........................................   $19,443,240
 Noninterest-bearing..................................7,387,665
 Interest-bearing....................................12,055,575
 In foreign offices Edge and Agreement subsidiaries and
  IBFs.........................................................     8,104,447
 Noninterest-bearing.....................................80,823
 Interest-bearing.....................................8.023,624
Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and
 Agreement subsidiaries and in IBFs
 Federal Funds purchased.......................................     1,505,573
 Securities sold under agreements to repurchase................        48,225
Demand notes issued to the U.S. Treasury.......................       300,000
Other borrowed money...........................................     1,082,537
Bank's liability on acceptances executed and outstanding.......       909,970
Subordinated notes and debentures..............................     1,070,780
Other liabilities..............................................     1,305,376
                                                                  -----------
Total liabilities..............................................    33,770,148
                                                                  -----------
EQUITY CAPITAL
Perpetual preferred stock and related surplus..................        75,000
Common stock...................................................       942,284
Surplus........................................................       474,677
Undivided profits and capital reserves.........................     1,291,716
Cumulative foreign currency translation adjustments............        (6,590)
                                                                  -----------
Total equity capital...........................................     2,777,087
                                                                  -----------
Total liabilities limited-life preferred stock and equity capi-   $36,547,235
 tal...........................................................   ===========

  I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                Robert E. Keilman

  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                                J. Carter Bacot  }
                                                Alan R. Griffith } Directors
                                                Thomas A. Renyl  }

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